UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

CITIGROUP MORTGAGE LOAN TRUST INC. (as depositor under an Indenture, dated as of February 27, 2006, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2006-AR1)

CITIGROUP MORTGAGE LOAN TRUST INC.

(Exact name of registrant as specified in its charter)

Delaware	333-127834	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

25.1       Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Dated: February 27, 2006

Index to Exhibits

Exhibit Number	Description
25.1	Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Indenture Trustee.